BLACKROCK FUNDS II

BlackRock U.S. Government Bond Portfolio

(the “Fund”)

Supplement dated August 12, 2013

to the Summary Prospectus of the Fund

Effective immediately, the following changes are made to the Fund’s Summary Prospectus:

The fourth paragraph in the section of the Summary Prospectus entitled “Principal Investment Strategies of the Fund” is amended to add the following:

Non-dollar denominated bonds purchased by the Fund are, at the time of purchase, rated in the four highest rating categories by at least one major rating agency (Baa or better by Moody’s Investor Service, Inc. (“Moody’s”) or BBB or better by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”)) or are determined by the Fund management team to be of similar quality. Securities rated in any of the four highest rating categories are known as “investment grade” securities.

Shareholders should retain this Supplement for future reference.

SPRO-USGB-0813SUP